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                          NATIONWIDE SMALL COMPANY FUND

                        NATIONWIDE SEPARATE ACCOUNT TRUST

                       SUPPLEMENT DATED SEPTEMBER 25, 1998

                         TO PROSPECTUS DATED MAY 1, 1998


Effective October 1, 1998, Lazard Asset Management ("Lazard") will replace Pictet International Management Limited ("Pictet") and Van Eck Associates Corporation ("Van Eck") as a subadviser for the Fund. Pursuant to an exemptive order received by the Fund from the Securities and Exchange Commission and prior shareholder approval, the Adviser is replacing Pictet and Van Eck with Lazard without further shareholder action. The Board of Trustees of the Trust approved such replacement on September 1, 1998.

Effective October 1, 1998 the information in the fifth full paragraph on page 5 of the Prospectus under the heading "PICTET INTERNATIONAL MANAGEMENT LIMITED ("PIML") AND VAN ECK ASSOCIATES ("VEAC")" is hereby deleted in its entirety and replaced by the following:

LAZARD ASSET MANAGEMENT ("LAZARD") invests primarily in equity securities of non-U.S. companies with market capitalizations under $1 billion at time of purchase that the portfolio manager considers inexpensively priced relative to the return on total capital or equity. Lazard will invest in equity securities listed on national or regional securities exchanges or traded over-the-counter of companies based in Europe, the Pacific Basin, Latin America, Canada and such other areas as Lazard may determine from time to time. In selecting investments for the portfolio, Lazard will attempt to ascertain undervalued markets worldwide through traditional measures of value and then identify securities within such markets which are undervalued relative to their industry and country grouping.

Effective October 1, 1998 the information on page 15 of the Prospectus under the heading "PICTET INTERNATIONAL MANAGEMENT LIMITED AND VAN ECK ASSOCIATES CORPORATION" is hereby deleted in its entirety and replaced with the following:

LAZARD ASSET MANAGEMENT. Effective October 1, 1998, Lazard will begin serving as one of the Subadvisers to the Fund, replacing PIML and VEAC. Lazard, a New York-based division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, manages over $67 billion in investments for corporations, endowments, public and private pension plans and wealthy individuals and is recognized as one of the premier global investment advisory firms. Lazard Freres, one of the world's first global investment banks, has advised sophisticated investors for more than 150 years. Lazard Freres has offices in New York, San Francisco, and Washington DC and affiliates in London, Paris, Tokyo, Sydney, Frankfurt and Cairo that extend its research worldwide.

Lazard manages its portion of the Small Company Fund on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard's international equity investment team operates under the guidance of Herbert Gullquist, Vice Chairman and Chief Investment Officer with responsibility for overall adherence to the firm's investment principles, and John R. Reinsberg, Managing Director of International/Global Equity, who is responsible for the team's day-to-day operations and monitoring the composition of the portfolio to ensure appropriate diversification.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE